                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

   This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective August 3, 2017, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017 (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Invesco U.S. Managed Volatility Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 3, 2017.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

    PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
    ---------                                      -------------------------
    Invesco All Cap Market Neutral Fund                 Class A Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Allocation Fund               Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Commodity Strategy Fund       Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

    Invesco Developing Markets Fund                     Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

     PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
     ---------                                    -------------------------
     Invesco Emerging Markets Equity Fund           Class A Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

     Invesco Emerging Markets Flexible Bond Fund    Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

     Invesco Endeavor Fund                          Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

     Invesco Global Health Care Fund                Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares
                                                    Investor Class Shares

     Invesco Global Infrastructure Fund             Class A Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------

    Invesco Global Market Neutral Fund                 Class A Shares
                                                       Class C Shares
                                                       Class F Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class T Shares
                                                       Class Y Shares

    Invesco Global Targeted Returns Fund               Class A Shares
                                                       Class C Shares
                                                       Class F Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class T Shares
                                                       Class Y Shares

    Invesco Greater China Fund                         Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class F Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class T Shares
                                                       Class Y Shares

    Invesco Long/Short Equity Fund                     Class A Shares
                                                       Class C Shares
                                                       Class F Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class T Shares
                                                       Class Y Shares

    Invesco Low Volatility Emerging Markets Fund       Class A Shares
                                                       Class C Shares
                                                       Class F Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class T Shares
                                                       Class Y Shares

       PORTFOLIO                               CLASSES OF EACH PORTFOLIO
       ---------                               -------------------------
       Invesco Macro Allocation Strategy Fund       Class A Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

       Invesco MLP Fund                             Class A Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

       Invesco Multi-Asset Income Fund              Class A Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

       Invesco Pacific Growth Fund                  Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

       Invesco Select Companies Fund                Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class T Shares
                                                    Class Y Shares

       Invesco U.S. Managed Volatility Fund         Class R6 Shares

       PORTFOLIO                                CLASSES OF EACH PORTFOLIO
       ---------                                -------------------------
       Invesco World Bond Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class F Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class T Shares
                                                     Class Y Shares"